UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 14, 2020

THE WESTERN UNION COMPANY

(Exact name of registrant as specified in its charter)

Delaware	001-32903	20-4531180
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7001 East Belleview Avenue Denver, CO	80237
(Address of principal executive offices)	(Zip Code)

(866) 405-5012

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 Par Value	WU	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On May 14, 2020, at the Annual Meeting of Stockholders (the “Annual Meeting”), the stockholders of The Western Union Company (the “Company”): (i) elected the persons listed below to serve as directors of the Company for a one-year term; (ii) on an advisory basis, voted to approve the compensation of the Company’s named executive officers, as set forth in the Company’s proxy statement for the Annual Meeting; (iii) ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2020; and (iv) approved a stockholder proposal regarding political contributions disclosure. The final voting results for the matters voted upon at the Annual Meeting are as follows:

Proposal 1: Election of Directors.

Name	Votes For	Votes Against	Abstentions	Broker Non-Votes
Martin I. Cole	349,753,843	1,742,855	94,313	18,582,739
Hikmet Ersek	349,815,076	1,680,422	95,513	18,582,739
Richard A. Goodman	339,226,850	12,258,981	105,180	18,582,739
Betsy D. Holden	330,065,136	21,429,736	96,139	18,582,739
Jeffrey A. Joerres	343,314,968	8,175,430	100,613	18,582,739
Michael A. Miles, Jr.	326,224,971	25,269,050	96,990	18,582,739
Timothy P. Murphy	349,771,022	1,723,194	96,795	18,582,739
Jan Siegmund	349,778,483	1,714,780	97,478	18,582,739
Angela A. Sun	350,773,552	722,088	95,371	18,582,739
Solomon D. Trujillo	349,471,050	2,013,097	106,864	18,582,739

Proposal 2: Advisory Vote on Executive Compensation.

Votes For	Votes Against	Abstentions	Broker Non-Votes
311,027,076	40,273,449	290,486	18,582,739

Proposal 3: Ratification of Selection of Auditors.

Votes For	Votes Against	Abstentions	Broker Non-Votes
363,918,442	6,041,649	159,659	0

Proposal 4: Stockholder Proposal Regarding Political Contributions Disclosure.

Votes For	Votes Against	Abstentions	Broker Non-Votes
186,208,334	163,058,234	2,324,443	18,582,739

Item 9.01.Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description of Exhibit

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 18, 2020	THE WESTERN UNION COMPANY
	By:	/s/ DARREN A. DRAGOVICH
	Name:	Darren A. Dragovich
	Title:	Vice President and Assistant Secretary